Intangible assets	12 Months Ended
Dec. 31, 2019
Intangible assets
Intangible assets

8      Intangible assets

Intangible assets consist of the following:

	Exclusive
	licence		Proprietary
	agreement	Software	technology	Brand	Total
	$	$	$	$	$

Year ended December 31, 2018
Opening net book value	27,500	189,766	4,115,187	809,545	5,141,998
Amortization	(2,500)	(51,450)	(897,859)	(176,628)	(1,128,437)
Closing net book value	25,000	138,316	3,217,328	632,917	4,013,561

As at December 31, 2018
Cost	50,000	257,254	4,489,295	883,140	5,679,689
Accumulated amortization	(25,000)	(118,938)	(1,271,967)	(250,223)	(1,666,128)
Net book value	25,000	138,316	3,217,328	632,917	4,013,561

Year ended December 31, 2019
Opening net book value	25,000	138,316	3,217,328	632,917	4,013,561
Addition	250,000	—	—	—	250,000
Amortization	(8,802)	(51,452)	(897,859)	(176,628)	(1,134,741)
Closing net book value	266,198	86,864	2,319,469	456,289	3,128,820

As at December 31, 2019
Cost	300,000	257,254	4,489,295	883,140	5,929,689
Accumulated amortization	(33,802)	(170,390)	(2,169,826)	(426,851)	(2,800,869)
Net book value	266,198	86,864	2,319,469	456,289	3,128,820

The Company has a licence agreement (the licence) with Sunnybrook Health Sciences Centre (Sunnybrook), pursuant to which Sunnybrook licenses to the Company certain intellectual property. Pursuant to the licence, the Company has exclusively licenced-in rights that enable the Company to use Sunnybrook’s technology for MRI-guided trans-urethral ultrasound therapy. Under the licence, the Company is subject to various obligations, including a milestone payment of $250,000, which was paid on August 16, 2019 upon FDA approval. In addition, the Company has a further option to acquire rights to improvements to the relevant technology and intellectual property. If the Company fails to comply with any of its obligations or otherwise breaches this agreement, Sunnybrook may have the right to terminate the licence.

In accordance with the Company’s accounting policy, the carrying value of goodwill is assessed annually as well as assessed for impairment triggers at each reporting date to determine whether there exists any indicators of impairment. When there is an indicator of impairment of non-current assets within a CGU or group of CGUs containing goodwill, the Company tests the non-current assets for impairment first and recognizes any impairment loss on goodwill before applying any remaining impairment loss against the non-current assets within the CGU.

The Company completed its annual goodwill impairment testing on the goodwill related to the Sonalleve MR-HIFU CGU, which comprises all of the goodwill of the Company, on December 31, 2019. The recoverable amount of the Sonalleve MR-HIFU CGU was calculated using fair value less costs of disposal (FVLCD).

The calculation of the recoverable amount of the Sonalleve MR-HIFU CGU was determined using discounted cash flow projections based on financial forecasts approved by management covering a four-year period (Level 3 of the fair value hierarchy) and a terminal growth assumption of 4%. The key assumptions and estimates used in determining the FVLCD are related to revenue and EBITDA assumptions, which are based on the financial forecast and assumed growth rates, working capital assumptions, the effective tax rate of 26.5% and the discount rate of 18% applied to the cash flow projections. As a result of the impairment testing performed, it was determined that the recoverable amount of the Sonalleve MR-HIFU CGU of $7,494,000 exceeded the carrying value of $6,304,000 and no impairment writedown was required.